UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 5, 2015
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 200
	Foothill Ranch, California	92610-2831
	(Address of Principal Executive Offices)	(Zip Code)

(949) 614-1740
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.
2015 Base Salary

On March 5, 2015, the compensation committee (the “Compensation Committee”) of the board of directors of Kaiser Aluminum Corporation (the “Company”) approved the annual base compensation of the Company's executive officers, effective April 1, 2015. The table below sets forth the annual base compensation of the executive officers of the Company identified below (the “Named Executive Officers”) for 2015.

Name and Position	Year	Base Salary
Jack A. Hockema	2015	$882,000
President, Chief Executive Officer and Chairman of the Board

Keith A. Harvey	2015	$450,000
Executive Vice President - Fabricated Products

Daniel J. Rinkenberger	2015	$437,100
Executive Vice President and Chief Financial Officer

John M. Donnan	2015	$409,800
Executive Vice President - Legal, Compliance and Human Resources

2015 Incentive Compensation
On March 5, 2015, the Compensation Committee also approved a short-term incentive plan for 2015 (the “2015 STI Plan”) and a long-term incentive program for the 2015 through 2017 performance period (the “2015 - 2017 LTI Plan”). The structure, terms and objectives of the 2015 STI Plan and 2015 - 2017 LTI Plan are generally consistent with the structure, terms and objectives of the 2014 short-term incentive plan and the 2014-2016 long-term incentive program and are described in more detail below.
2015 STI Plan
The 2015 STI Plan is designed to reward participants for achieving certain adjusted earnings before interest, taxes, depreciation and amortization performance goals determined using an economic value added calculation reflecting the adjusted pre-tax operating income of the Company's core Fabricated Products business less a capital charge calculated as a percentage of its adjusted net assets. Similar to the short-term incentive plan approved by the Compensation Committee in 2014, the 2015 STI Plan includes modifiers for safety, quality, delivery and cost performance, except the cost performance under the 2015 STI Plan is measured by cost efficiency, and permits, subject to the maximum payout opportunity described below, adjustments to individual awards based on actual performance, including individual, facility, and/or functional area performance.
Consistent with short-term incentive plans approved by the Compensation Committee in prior years, the 2015 STI Plan provides for (1) a threshold performance level below which no payout is made, a target performance level at which the target award is available and a performance level at or above which the maximum payout is available, and (2) minimum and maximum payout opportunities ranging from zero up to three times the target payout amount. The table below sets forth the estimated future payouts that can be earned by each of the Named Executive Officers under the 2015 STI Plan below the threshold performance level and at the threshold, target and maximum performance levels.

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	$0	$302,000	$604,000	$1,812,000
Keith A. Harvey	$0	$170,000	$340,000	$1,020,000
Daniel J. Rinkenberger	$0	$144,800	$289,600	$868,800
John M. Donnan	$0	$136,600	$273,200	$819,600

The preceding description of the 2015 STI Plan is qualified in its entirety by the Kaiser Aluminum Fabricated Products 2015 Short-Term Incentive Plan for Key Managers Summary, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
2015 - 2017 LTI Plan
The 2015 - 2017 LTI Plan is designed to reward participants with (i) a fixed number of shares of time-vested restricted stock and (ii) a fixed number of performance shares that vest, if at all, based on the Company's total shareholder return ("TSR") over the 2015 through 2017 performance period relative to its peer companies (the "Peer Group") in the S&P 600 Small Cap Materials index. The restricted shares issued to members of senior management, including the Named Executive Officers, subject to certain limited exceptions, vest on March 5, 2018. The 2015 - 2017 LTI Plan provides for minimum and maximum vesting opportunities ranging from zero up to two times the target number of performance shares depending upon the Company's TSR percentile ranking over the three-year performance period relative to the Peer Group. Each performance share that becomes earned and vested entitles the participant to receive one share of the Company's common stock.
On March 5, 2015, the Compensation Committee approved the following grants of restricted stock and performance shares, effective as of March 5, 2015, to the Named Executive Officers pursuant to the terms of the 2015 - 2017 LTI Plan:

Name	Number of Shares of Restricted Stock (1)	Number of Performance Shares (2)
Jack A. Hockema	11,046	23,459
Keith A. Harvey	5,520	6,594
Daniel J. Rinkenberger	4,817	5,754
John M. Donnan	4,189	5,004
_______________

(1)
The restrictions on 100% of the shares of restricted stock granted will lapse on March 5, 2018 or earlier if the Named Executive Officer's employment terminates as a result of death or disability, the Named Executive Officer's employment is terminated by the Company without cause, the Named Executive Officer's employment is voluntarily terminated by him for good reason or in the event of a change in control of the Company. If the Named Executive Officer's employment is terminated by the Named Executive Officer on or after normal retirement at age 65 or older, the shares of restricted stock granted to him will remain outstanding and the restrictions on a pro-rated portion of such shares, determined based on the number of days the Named Executive Officer was employed by the Company during the restriction period, will lapse on March 5, 2018.

(2)    The table below sets forth the number of performance shares that will become vested for each of the Named Executive Officers under the 2015 - 2017 LTI Plan below the threshold performance level and at the threshold, target and maximum performance levels:

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	0	11,729	23,459	46,918
Keith A. Harvey	0	3,297	6,594	13,189
Daniel J. Rinkenberger	0	2,877	5,754	11,509
John M. Donnan	0	2,502	5,004	10,009
_______________
The number of performance shares, if any, that are earned will be determined based on the relative TSR achieved during the three-year performance period and will vest on the later to occur of March 5, 2018 and the date on which the Compensation Committee approves the Company's relative TSR achieved during the three-year performance period. Notwithstanding the foregoing, the target number of performance shares will be earned and immediately vest if prior to December 31, 2017 the Named Executive Officer's employment terminates as a result of death or disability, and if there is a change in control of the Company before December 31, 2016, the number of performance shares, if any, that are earned will be determined based on the relative TSR achieved during the performance period through the date of such change in control and will immediately vest on such date. However, if the Named Executive Officer's employment is terminated by the Company without cause or is voluntarily terminated by the Named Executive Officer for good reason, the number of performance shares, if any, that are earned will be determined based on the actual relative TSR achieved during the performance period and will vest as described above. If the Named Executive Officer's employment is terminated by the Named Executive Officer on or after normal retirement at age 65 or older, the number of performance shares, if any, that are earned will be determined based on the actual relative TSR achieved during the performance period and pro-rated for the number of days the Named Executive Officer was employed by the Company during the performance period.
The grants of restricted stock and performance shares were made pursuant to the Company's Amended and Restated 2006 Equity and Performance Incentive Plan (the “Equity Plan”). A copy of the Equity Plan is filed as Exhibit 10.7 to the Quarterly Report on Form 10-Q, filed by the Company on April 24, 2013. The form of Restricted Stock Award Agreement used to evidence the grants of restricted stock made to the Company's executive officers under the 2015 - 2017 LTI Plan and the form of Performance Shares Award Agreement used to evidence the grants of performance shares made to the Company's executive officers under the 2015 - 2017 LTI Plan are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference. A summary of the performance objectives for determining the number of performance shares earned under the 2015 - 2017 LTI Plan is attached hereto as Exhibit 10.4 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
10.1	Kaiser Aluminum Fabricated Products 2015 Short-Term Incentive Plan For Key Managers Summary.
10.2	2015 Form of Executive Officer Restricted Stock Award Agreement.
10.3	2015 Form of Executive Officer Performance Shares Award Agreement.
10.4	Kaiser Aluminum Corporation 2015 - 2017 Long-Term Incentive Plan Management Objectives and Formula for Determining Performance Shares Earned Summary.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Assistant General Counsel and Corporate Secretary
Date: March 9, 2015